UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 24, 2018

CNX Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36635	47-1054194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive Suite 400

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2018, CNX Midstream GP LLC, a Delaware limited liability company (the “General Partner”) and the general partner of CNX Midstream Partners LP, a Delaware limited partnership (the “Partnership”), appointed Mr. Chad A. Griffith as President of the General Partner, effective immediately. Mr. Nicholas J. DeIuliis will remain as the Chief Executive Officer of the General Partner and Mr. Griffith will report to Mr. DeIuliis.

Mr. Griffith, age 41, also currently serves as the Vice President, Commercial and Vice President of Marketing of CNX Resources Corporation (“CNX”). CNX, through its wholly-owned subsidiary CNX Gathering LLC, controls the General Partner. Before being appointed to this current position, Mr. Griffith served as the Director of Marketing of CNX from November 2015 to January 2018. He was the Director of Diversified Business Units from April 2014 to November 2015. Prior to his role as Director of Diversified Business Units, Mr. Griffith held several positions with the Title group at CNX, including the Director of Title and Land Services from November 2012 to April 2014, Manager, Title and Contracting from March 2012 to November 2012, and Manager Title from February 2011 to March 2012. Mr. Griffith holds a bachelor’s degree from Frostburg State University, a law degree from West Virginia University College of Law, and an M.B.A. from Carnegie Mellon University’s Tepper School of Business. Mr. Griffith is a licensed attorney in Maryland and licensed but inactive in West Virginia.

Mr. Griffith is not a party to any arrangement or understanding regarding his appointment as President, nor does he have any family relationships with any director, executive officer or person nominated or chosen by the Partnership to become a director or executive officer of the General Partner. Additionally, Mr. Griffith is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. He has not entered into, nor has there been any material modification to, any material compensatory plan, contract, arrangement or amendment in connection with his appointment as President of the General Partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX MIDSTREAM PARTNERS LP

By: CNX MIDSTREAM GP LLC, its general partner

By:	/s/ Donald W. Rush
Name:	Donald W. Rush
Title:	Chief Financial Officer and Director

Dated: September 25, 2018